Exhibit 10.1

CONFIDENTIAL TREATMENT REQUESTED
CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
AMENDMENT #3 TO DISTRIBUTION AGREEMENT
Contract Number: SPA0307-00006461

THIS AMENDMENT #3 is to the Distribution Agreement dated June 4, 2007 and modified in Amendment 1 dated March 17, 2008 and Amendment 2 dated May 27, 2009 by and between ScanSource, Inc., (“ScanSource”), a South Carolina Corporation having its principal place of business at 6 Logue Court, Greenville, South Carolina 29615, and Aruba Networks Inc., (“Aruba”) with an address at 1344 Crossman Avenue, Sunnyvale, California 94089 (the “Agreement”). The Effective Date of this Amendment #3 shall be as of the date signed by the last signatory.

WITNESSETH:
Background. The parties desire to expand the Territory to include the country of Brazil.

Whereas, Aruba and ScanSource wish to amend the Agreement to include terms applicable to ScanSource in the expanded Territory;

NOW, THEREFORE, in consideration of the mutual covenants and premises hereinabove and hereinafter set forth, the parties hereby agree as follows:

A.	The parties agree to the following amendments:

1.	The following sentence is added to the end of Section 1.1(k):

“In addition, the parties agree that the Territory shall also include Brazil. Solely in Brazil, ScanSource may market and sell Products to Customers. The parties agree that the purchasing and distribution in Brazil will be performed by CDC Brasil Distribuidora de Tecnologias Especiais Ltda., (“CDC Brasil”), a Brazilian corporation having its principal place of business at Av. Rui Barbosa, 2529, Módulo 12, São José dos Pinhais/PR, Brazil. CDC Brasil is Scansource’s affiliate in Brazil. Scansource agrees that it shall be responsible for all acts and omissions of CDC Brasil.”

2.	The following sentence is added to the end of Section 5.1:

“Notwithstanding any terms to the contrary, for any transactions that occur in the Territory of Brazil, ScanSource shall use the Aruba North America price list as the basis for the resale.”

3.	The parties agree that for any transaction that occurs in the Territory of Brazil, Section 5.8 (Advertising, Co-op, MDF and Training) shall not apply.

4.	The parties agree that the following Section 5.9 shall be added to the Agreement and that this new Section 5.9 shall be applicable solely for any transaction that occurs in the Territory of Brazil:

“5.9 CO-OP for Transactions in Brazil. Solely for transactions that occur in the Territory of Brazil, Aruba shall provide Distributor with marketing development funds (“CO-OP”) equal to [* * *] of gross purchases of Products by Distributor in Brazil.

The CO-OP funds are to be used only as agreed between the Parties to promote Aruba’s Products in Brazil and in accordance with Aruba’s published Guidelines for Joint Marketing Funds.  All CO-OP funds must be

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Amendment #3
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Exhibit 10.1

used within [* * *] of the date they are accrued.  To be eligible for CO-OP funds Distributor must (i) provide a business and marketing plan to Aruba; (ii) have a good payment history; (iii) provide a report following the activity that outlines performance and/or return on investment.  Additional CO-OP funds will be allocated by Aruba on a case by case basis, as mutually agreed.”

5.
The parties agree that the terms specified in Exhibit A shall not apply to any transactions that occur in the Territory of Brazil. Notwithstanding any terms to the contrary, the parties agree that the following pricing shall apply to all transactions that occur in the Territory of Brazil:

“Product Discount (Categories - MC, AP, MX, SW, MR, MAS, IAP and OT):

◦	Product – [* * *] off NA Price List

Aruba Support Services Pricing Discounts (Categories – SP, PS and TR):

◦	ArubaCare (Aruba-branded support service)

▪	[* * *] off NA Price List

▪	ArubaCare is mandatory on AirWave and Amigopod products”

6.	The parties agree that Exhibit B shall not apply to any transactions that occur in the Territory of Brazil.

7.
The parties agree that the terms specified in Exhibit C shall not apply to any transactions that occur in the Territory of Brazil, and agree that the following Delivery, Freight Charges and Risk of Loss paragraph shall apply solely to all transactions that occur in the Territory of Brazil:

“Delivery, Freight Charges, Risk of Loss. In its acceptance of Purchase Orders, Aruba shall notify CDC Brasil of Aruba’s targeted shipment dates for the Products. Aruba shall provide the Products Ex-Works, Aruba’s designated facility or place of manufacture (Incoterms 2000) and title to Hardware and all risk of loss shall pass to CDC Brasil upon tender of shipment. CDC Brasil shall be responsible for all freight, handling and insurance charges from the Ex-Works point, as well as all customs duties and import and export fees. In the absence of specific instructions from CDC Brasil , Aruba shall select the carrier and arrange for in-transit insurance, all at CDC Brasil’s expense. Notwithstanding the foregoing, ScanSource shall remain responsible for all acts and omissions of CDC Brasil.”

8.
The parties agree that promptly following execution of this Amendment, ScanSource shall authorize CDC Brasil to provide directly to Aruba shipping information for all transactions that occur in the Territory of Brazil. The shipping information shall be in a format similar to what is currently specified in Exhibit C of the Agreement.

9.	The parties agree that upon request, every quarter or as needed, Aruba shall provide: 1) a list of Products and their approval status in Brazil; and 2) the relevant certificates for such Products.

10.
The parties agree that Exhibit D shall not apply to any transactions that occur in the Territory of Brazil. The parties further agree that all products shipped to Brazil will adhere to the same labeling guidelines as products shipped in the US.

B.    This Amendment constitutes the entire agreement between the parties with respect to the subject matter hereof, and

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Exhibit 10.1

shall supersede any prior agreements or understandings between the parties, whether written or oral, with respect to the subject matter hereof.

C.    This Amendment may be executed using facsimile signature pages and/or in counterparts, each of which shall be deemed an original and legally binding signature.

IN WITNESS WHEREOF, the parties hereto by their duly authorized representatives have executed this Agreement upon the date first set forth above.

ARUBA NEWORKS, INC.    SCANSOURCE, INC.

By: ______/s/ Ava Hahn___________    By: ____/s/ Michael J. Ferney___5/6/13____

Print Name: _AVA HAHN__________    Print Name: _MICHAEL J. FERNEY______

Title: _GENERAL COUNSEL 4/19/2013    Title:___VP OF MERCHANDISING______

ACKNOWLEDGED BY: CDC BRASIL DISTRIBUIDORA DE TECNOLOGIAS ESPECIAIS LTDA

By: ____/s/ Alexandre Conde_________

Print Name: __ALEXANDRE CONDE_

Title: _PRESIDENT SCANSOURCE BRAZIL_
5/6/2013

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Amendment #3